LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 13, 2008

TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 28, 2008, AS SUPPLEMENTED, OF

LEGG MASON PARTNERS

INTERMEDIATE-TERM U.S. GOVERNMENT FUND

The Board of Trustees of the Legg Mason Partners Income Trust, on behalf of Legg Mason Partners Intermediate-Term U.S. Government Fund (the “fund”), has approved a Plan of Reorganization pursuant to which the fund’s assets would be transferred to, and its liabilities would be assumed by, Legg Mason Partners Government Securities Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. Shares of the Acquiring Fund would be distributed to fund shareholders in redemption of their fund shares, and the fund would be terminated as a series of Legg Mason Partners Income Trust.

Under the Plan, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. Holders of Class A, Class B and Class C shares of the fund would receive Class A shares of the Acquiring Fund, and holders of Class O shares of the fund would receive Class I shares of the Acquiring Fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Proxy materials describing the reorganization are expected to be mailed to shareholders during the third calendar quarter of 2008. If the reorganization is approved by fund shareholders, it is expected to occur during the fourth quarter of 2008. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares of the fund subject to the limitations described in the fund’s prospectus.

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